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                                                                   EXHIBIT 10.3

            ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

         THIS ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT (this "Assignment") is made and entered into as of the _ day of January, 2004, by and between MHC OPERATING LIMITED PARTNERSHIP ("ASSIGNEE"), an Illinois limited partnership having an address of Two North Riverside Plaza, Suite 800, Chicago, Illinois 60606, and DIVERSIFIED INVESTMENTS SERVICES, LLC ("ASSIGNOR"), a Delaware limited liability company, having an address of 7800 Persimmon Tree Lane, Suite 100, Bethesda, Maryland 20817. Al1 capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement (as hereinafter defined).

                               R E C I T A L S :

         WHEREAS, Assignor and PRVR Limited Partnership, a Delaware limited partnership, also known as Paradise RV Resort ("SELLER"), are parties to that certain Purchase and Sale Agreement dated as of October 9, 2003, as amended by that certain Amendment to Purchase and Sale Agreement dated November 18, 2003 (as amended, the "AGREEMENT");

         WHEREAS, the Agreement provides for the purchase by Assignor from Seller of that certain real property commonly known as Paradise RV Resort in Peoria, Arizona, and related personal property, as move particularly described in the Agreement (the "PROPERTY") and

         WHEREAS, pursuant to the terms and conditions of that certain Letter /Agreement dated November 24, 2003 between Assignor and Assignee (the "TRANSFER LETTER") Assignor wishes to transfer and assign to Assignee all of Assignor's right, title and interest in, to and under the Agreement, and Assignee wishes to accept such assignment and assume any and all obligations of Assignor under the Agreement from and after the date hereof, in accordance with the terms hereof.

         NOW, THEREFORE, in consideration of the terms and conditions hereinafter set forth, the sufficiency of which consideration is hereby acknowledged, Assignor and Assignee agree as follows:

         1. Assignment. Assignor hereby transfers and assigns to Assignee al1 of Assignor's right, title and interest in, to and under, and all of the obligations and liabilities of Assignor arising from and after the date hereof under, the Agreement, a copy of which is (attached as hereto Exhibit A. Assignor hereby agrees to execute and deliver such further instruments as Assignee may reasonably require from time to time to effectuate the assignment of the rights and obligations assigned above, including any required consent of Seller.

         2. Acceptance. Assignee hereby accepts the foregoing assignment by Assignor and assumes all of the obligations and liabilities of Assignor under the Agreement arising from and after the date hereof.

         3. Indemnity. Assignee shall indemnify and hold Assignor harmless from and against any and all further obligation, duty or liability under the Agreement, excluding any

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liability for personal injury or damage to the Property on account of Assignor's or its agent's entry onto and testing or inspections of the Property during the Inspection Period

         4. Notices. Assignor and Assignee shall each deliver a copy of any notice of default or any claim by Seller under the Agreement to the other at the address set forth above by personal delivery or overnight delivery by a nationally recognized courier within one (1) business day after receipt thereof

         5. Assignor's Representations: Limitations. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES ASSIGNOR HEREBY MAKES THAT

                  (1) Assignor has not previously assigned, transferred or encumbered all or any portion of its interest in, to or under the Agreement to any other person or entity.

                  (2) Assignor is not in default under the Agreement, and has not received any written notice of default from Seller, and

                  (3) Other than as may have been previously disclosed to Assignee's in writing Seller is not in default under the Agreement, and Assignor has not given any written notice of default to Seller, and

                  (4) Other than any waiver of rights to object to items in the Commitment and Survey resulting from failure of Assignor to timely object a said items in the Commitment and Survey, as provided in the Agreement (copies of Assignor's Commitment and Survey objection letter, which were timely delivered to Seller, have previously been provided to Assignee), Assignor has not waived in writing any rights of Purchaser under he Agreement, and the Agreement has not been modified or amended in writing except as may be provided in Exhibit A attached hereto,

ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE

         6. Counterparts and Facsimile. This Assignment may be executed in one or more counterparts, each of which when executed and delivered shall be deemed an original and all of which together shall constitute one and the same instrument. An executed facsimile of this Assignment shall be deemed and original for all purposes.

         7. Successors and Assigns. This Assignment shall inure to the benefit of and shall be binding upon Assignor, Assignee and their respective successors and assigns.

                         (Signatures on Following Page)

                                       2

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         IN WITNESS WHEREOF, the parties have caused this Assignment to) be executed by their respective duly authorized officers as of the date first set forth above.

                                        ASSIGNEE:

                                        MHC OPERATING LIMITED PARTNERSHIP, an
                                        Illinois limited partnership

                                        By: Manufactured Home Communities, Inc.,
                                            a Maryland corporation, its general
                                            partner

                                            By: ________________________________
                                            Name:
                                            Title:

                                        ASSIGNOR:

                                        DIVERSIFIED INVESTMENTS SERVICES, LLC, a
                                        Delaware limited liability company

                                        By: /s/ Barry L. Haase
                                            ------------------------------------
                                        Name:  Barry L. Haase
                                        Title: Manager

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         IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their respective duly authorized officers as of the date first set forth above.

                                        ASSIGNEE:

                                        MHC OPERATING LIMITED PARTNERSHIP, an
                                        Illinois limited partnership

                                        By: Manufactured Home Communities, Inc.,
                                            a Maryland corporation, its general
                                            partner

                                            By: /s/  David W. Fell
                                                --------------------------------
                                            Name:  David W. Fell
                                            Title: Vice President

                                        ASSIGNOR:

                                        DIVERSIFIED INVESTMENTS SERVICES, LLC, a
                                        Delaware limited liability company

                                        By: /s/ Barry L. Haase
                                            ------------------------------------
                                        Name:  Barry L. Haase
                                        Title: Manager

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                                    EXHIBIT A

                           PURCHASE AND SALE AGREEMENT

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